UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 2, 2017

Herbalife Ltd.

(Exact name of registrant as specified in its charter)

Cayman Islands	1-32381	98-0377871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 309GT, Ugland House, South Church Street, Grand Cayman, Cayman Islands	KY1-1106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: c/o (213) 745-0500

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

In connection with the Company’s ongoing tender offer for its common shares, par value $0.001 per share, for an aggregate cash purchase price of up to $600 million and at a per share price not less than $60.00 nor greater than $68.00 and a certain contractual contingent value right, on October 2, 2017 the Company issued a press release updating the markets regarding the Company’s currently anticipated financial results for the quarter ended September 30, 2017. In addition, the Company is filing this Form 8-K to update information disclosed in the Company’s Form 10-Q for the quarter ended June 30, 2017 (the “2017 Second Quarter 10-Q”).

Specifically, the Company is updating the following risk factor to supplement those risks previously disclosed in the Company’s periodic reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2016 and the 2017 Second Quarter 10-Q.

Our business in China is subject to general, as well as industry-specific, economic, political and legal developments and risks in China and requires that we utilize a modified version of the business model we use elsewhere in the world.

Our expansion of operations into China and the continued success of our business in China is subject to risks and uncertainties related to general economic, political and legal developments in China, among other things. The Chinese government exercises significant control over the Chinese economy, including but not limited to controlling capital investments, allocating resources, setting monetary policy, controlling foreign exchange and monitoring foreign exchange rates, implementing and overseeing tax regulations, providing preferential treatment to certain industry segments or companies and issuing necessary licenses to conduct business. In addition, we could face additional risks resulting from changes in China’s data privacy and cybersecurity requirements. Accordingly, any adverse change in the Chinese economy, the Chinese legal system or Chinese governmental, economic or other policies could have a material adverse effect on our business in China and our prospects generally.

China has published regulations governing direct selling and prohibiting pyramid promotional schemes, and a number of administrative methods and proclamations have been issued. The Chinese regulations require us to use a modified version of the business model we use in other markets. To allow us to operate under these regulations, we have created and introduced a model specifically for China based on our understanding as to how regulators are interpreting and enforcing these regulations, our interpretation of applicable regulations and our understanding of the practices of other international direct selling companies in China.

In China, we have sales representatives who are permitted by the terms of our direct selling licenses to sell away from fixed retail locations in the provinces of Jiangsu, Guangdong, Shandong, Zhejiang, Guizhou, Beijing, Fujian, Sichuan, Hubei, Shanxi, Shanghai, Jiangxi, Liaoning, Jilin, Henan, Chongqing, Hebei, Shaanxi, Tianjin, Heilongjiang, Hunan, Guangxi, Hainan, Anhui, Yunnan, Gansu, Ningxia, and Inner Mongolia. In Xinjiang province where the Company does not have a direct selling license, it has a Company-operated retail store that can directly serve customers and preferred customers. With online orderings throughout China, there has been a declining demand in Company-operated retail stores.

We also engage independent service providers who meet both the requirements to operate their own business under Chinese law as well as the conditions set forth by Herbalife to sell products and provide marketing, sales support and other services to Herbalife customers. In China, our independent service providers are compensated for marketing, sales support, and other services instead of the distributor allowances and royalty overrides utilized in our global marketing plan. The service hours and related fees eligible to be earned by and then paid to independent service providers are based on a number of factors including the sales generated by them and by others to whom they may provide marketing, sales support and other services, the quality of their service and other factors as well as any potential future sales generated from the recently announced and expanded online ordering platform. Total compensation available to our independent service providers in China can generally be comparable to the total compensation available to other sales leaders globally.

These business model features in China are not common to the business model we employ elsewhere in the world, and based on the direct selling licenses we have received and the terms of those which we hope to receive in the future to conduct a direct selling enterprise in China, our business model in China will continue to incorporate some or all of these features. The direct selling regulations require us to apply for various approvals to conduct a direct selling enterprise in China. The process for obtaining the necessary licenses to conduct a direct selling business is protracted and cumbersome and involves multiple layers of Chinese governmental authorities and numerous governmental employees at each layer. While direct selling licenses are centrally issued, such licenses are generally valid only in the jurisdictions within which related approvals have been obtained. Such approvals are generally awarded on local and provincial bases, and the approval process requires involvement with multiple ministries at each level. Our participation and conduct during the approval process is guided not only by distinct Chinese practices and customs, but is also subject to applicable laws of China and the other jurisdictions in which we operate our business, including the U.S., as well as our internal code of ethics. There is always a risk that in attempting to comply with local customs and practices in China during the application process or otherwise, we will fail to comply with requirements applicable to us in China itself or in other jurisdictions, and any such failure to comply with applicable requirements could prevent us from obtaining the direct selling licenses or related local or provincial approvals. Furthermore, we rely on certain key personnel in China to assist us during the approval process, and the loss of any such key personnel could delay or hinder our ability to obtain licenses or related approvals. For all of the above reasons, there can be no assurance that we will obtain additional direct selling licenses, or obtain related approvals to expand into any or all of the localities or provinces in China that are important to our business. Our inability to obtain, retain, or renew any or all of the licenses or related approvals that are required for us to operate in China could negatively impact our business.

Additionally, although certain regulations have been published with respect to obtaining and operating under such approvals and otherwise conducting business in China, other regulations are pending and there continues to be uncertainty regarding the interpretation and enforcement of Chinese regulations. The regulatory environment in China is evolving, and officials in the Chinese government, including at the local and central level, exercise broad discretion in deciding how to interpret, apply, and enforce regulations as they deem appropriate, including to promote social order. Regulators in China may change how they interpret and enforce the direct selling regulations, both current interpretations and enforcement thereof or future iterations. Regulators in China may also modify the regulations. We cannot be certain that our business model will continue to be deemed by national or local Chinese regulatory authorities to be compliant with any such regulations. The Chinese government rigorously monitors the direct selling market in China, and in the past has taken serious action against companies that the government believed were engaging in activities they regarded to be in violation of applicable law, including shutting down their businesses and imposing substantial fines. For example, in August 2017, China’s State Administration for Industry and Commerce, Ministry of Education, Ministry of Public Security and Ministry of Human Resources and Social Security published a notice announcing they are carrying out a three-month campaign ending on November 15, 2017 to investigate pyramid selling activities in order to eliminate activities prohibited under relevant regulations. The campaign seeks to eliminate organizations that use recruitment to lure and mislead people into participating in pyramid schemes. As a result, there can be no guarantee that the Chinese government’s current or future interpretation and application of the existing and new regulations will not negatively impact our business in China, result in regulatory investigations or lead to fines or penalties against us or our Chinese Members. If our business practices are deemed to be in violation of applicable regulations as they are or may be interpreted or enforced, or modified regulations, in particular with respect to the factors used in determining the services a service provider is eligible to perform and service fees they are eligible to earn and to receive, then we could be sanctioned and/or required to change our business model, either of which could have a significant adverse impact on our business in China.

Chinese regulations prevent persons who are not Chinese nationals from engaging in direct selling in China. We cannot guarantee that any of our Members living outside of China or any of our sales representatives or independent service providers in China have not engaged or will not engage in activities that violate our policies in this market, or that violate Chinese law or other applicable law, and therefore result in regulatory action and adverse publicity.

China has also enacted labor contract and social insurance legislation. We have reviewed our employment contracts and contractual relations with employees in China, which include certain of our employed sales personnel, and have transferred those employed sales personnel to independent service providers and have made such other changes as we believe to be necessary or appropriate to bring these contracts and contractual relations into compliance with these laws and their implementing regulations. In addition, we continue to monitor the situation to determine how these laws and regulations will be implemented in practice. There is no guarantee that these laws will not adversely impact us, cause us to change our operating plan for China or otherwise have an adverse impact on our business operations in China.

We may continue to experience rapid growth in China, and there can be no assurances that we will be able to successfully manage expansion of manufacturing operations and a growing and dynamic sales force. If we are unable to effectively scale our supply chain and manufacturing infrastructure to support future growth in China, our operations in China may be adversely impacted.

Other Matters

The additional disclosure herein supplements the disclosures contained in the 2017 Second Quarter 10-Q and should be read in conjunction with the disclosures contained therein. The paragraph below is intended to be read after the penultimate paragraph on page 16 of the 2017 Second Quarter 10-Q, under the heading “Other Matters,” and therefore shall become the new penultimate paragraph.

On September 18, 2017, the Company and certain of its subsidiaries and members were named as defendants in a purported class action lawsuit, titled Rodgers, et al. v Herbalife Ltd., et al. and filed in the U.S. District Court for the Southern District of Florida, which alleges violations of Florida’s Deceptive and Unfair Trade Practices statute and federal Racketeer Influenced and Corrupt Organizations statutes, unjust enrichment, and negligent misrepresentation. The Company believes the lawsuit is without merit and will vigorously defend against the claims in the lawsuit.

A copy of the Company’s press release is attached as Exhibit 99.1 hereto and is incorporated by reference in this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release issued by Herbalife Ltd. on October 2, 2017.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. Forward-looking statements include, but are not limited to, statements regarding the anticipated effects of the consummation of the Offer, our expectations, hopes or intentions regarding the future, including but not limited to statements regarding the Company’s operating or other strategic plans, including the Company’s competition, financing, revenues, or tax benefits; our beliefs regarding the sufficiency of the Company’s existing cash and credit sources, including the Company’s Credit Facility (as such term is defined in the Offer to Purchase) and cash flows from operating activities to meet our projected expenditures (including operating and maintenance capital expenditures) and costs associated with certain of the Company’s projects over the next twelve months; the Company’s required capital expenditures pursuant to agreements it is party to, and the Company’s anticipated capital expenditures, estimated asset and liability values; risk of counterparty nonperformance; the Company’s legal strategies and the potential effect of pending legal claims on the Company’s business and financial condition; and any financial or other information included herein based upon or otherwise incorporating judgments or estimates based upon future performance or events. Forward-looking statements may include the words “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” and any other similar words. Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, such as those disclosed or incorporated by reference in our filings with the Securities and Exchange Commission (the “SEC”). Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements represent our estimates and assumptions only as of the date of this press release. No assurances can be given that the Company will engage in any discussions or negotiations with any party regarding a possible “going private” transaction or that any “going private” transaction with respect to the Company will be consummated. We expressly disclaim any duty to provide updates to forward-looking statements, and the estimates and assumptions associated with them, after the date of this press release, in order to reflect changes in circumstances or expectations or the occurrence of unanticipated events, except to the extent required by applicable securities laws. All forward-looking statements are qualified in their entirety by reference to the factors discussed above and under “Risk Factors” set forth in Part I Item 1A and elsewhere of the Company’s Annual Report on Form 10-K, filed with the SEC on February 23, 2017, and in Part I Item 4 and elsewhere of the 2017 Second Quarter 10-Q, this Form 8-K filed on October 2, 2017, as well as the risks and uncertainties discussed in the Company’s other filings with the SEC, including risks resulting from a decrease in the public float of the shares which may result in less liquidity and trading volume of the shares after the consummation of the tender offer described herein and could result in an increase in price volatility. We qualify all of our forward-looking statements by these cautionary statements. We caution you that these risks are not exhaustive. We operate in a continually changing business environment and new risks emerge from time to time.

EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1	99.1 Press release issued by the Company, dated October 2, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Ltd.

October 2, 2017	By:	/s/ JOHN G. DESIMONE
Name: John G. DeSimone
Title: Chief Financial Officer

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